EXHIBIT 99.1

PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

FIRST CASH FINANCIAL SERVICES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	March 31,		December 31,
	2014	2013	2013
ASSETS
Cash and cash equivalents	$94,929	$38,339	$70,643
Pawn loan fees and service charges receivable	16,539	15,544	16,689
Pawn loans	113,938	104,636	115,234
Consumer loans, net	1,239	1,618	1,450
Inventories	72,279	64,771	77,793
Prepaid expenses and other current assets	2,425	7,310	3,369
Deferred tax assets	5,190	1,148	5,044
Total current assets	306,539	233,366	290,222

Property and equipment, net	109,882	97,006	108,137
Goodwill, net	254,790	168,799	251,241
Other non-current assets	15,978	6,561	9,373
Total assets	$687,189	$505,732	$658,973

LIABILITIES AND STOCKHOLDERS' EQUITY
Current portion of notes payable	$—	$3,240	$3,326
Accounts payable and accrued liabilities	37,184	30,827	38,023
Income taxes payable	3,377	—	7,412
Total current liabilities	40,561	34,067	48,761

Revolving unsecured credit facility	—	52,000	182,000
Notes payable, net of current portion	—	7,531	5,026
Senior unsecured notes	200,000	—	—
Deferred income tax liabilities	9,292	17,155	8,827
Total liabilities	249,853	110,753	244,614

Stockholders' equity:
Preferred stock	—	—	—
Common stock	394	393	394
Additional paid-in capital	177,225	175,144	176,675
Retained earnings	520,410	434,146	497,728
Accumulated other comprehensive income (loss) from
cumulative foreign currency translation adjustments	(8,006)	(709)	(7,751)
Common stock held in treasury, at cost	(252,687)	(213,995)	(252,687)
Total stockholders' equity	437,336	394,979	414,359
Total liabilities and stockholders' equity	$687,189	$505,732	$658,973

The accompanying notes are an integral part of these condensed consolidated financial statements.

EXHIBIT 99.1

FIRST CASH FINANCIAL SERVICES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2014	2013
Revenue:
Retail merchandise sales	$98,708	$81,770
Pawn loan fees	47,638	43,151
Consumer loan and credit services fees	9,784	11,767
Wholesale scrap jewelry revenue	13,647	23,224
Total revenue	169,777	159,912

Cost of revenue:
Cost of retail merchandise sold	60,490	48,039
Consumer loan and credit services loss provision	1,743	2,109
Cost of wholesale scrap jewelry sold	11,088	18,504
Total cost of revenue	73,321	68,652

Net revenue	96,456	91,260

Expenses and other income:
Store operating expenses	48,492	42,805
Administrative expenses	13,329	13,092
Depreciation and amortization	4,272	3,625
Interest expense	1,436	719
Interest income	(81)	(147)
Total expenses and other income	67,448	60,094

Income from continuing operations before income taxes	29,008	31,166

Provision for income taxes	6,054	10,986

Income from continuing operations	22,954	20,180

Income (loss) from discontinued operations, net of tax	(272)	84
Net income	$22,682	$20,264

Basic income per share:
Income from continuing operations	$0.79	$0.69
Income (loss) from discontinued operations	(0.01)	—
Net income per basic share	$0.78	$0.69

Diluted income per share:
Income from continuing operations	$0.78	$0.68
Income (loss) from discontinued operations	(0.01)	—
Net income per diluted share	$0.77	$0.68

The accompanying notes are an integral part of these condensed consolidated financial statements.

EXHIBIT 99.1

FIRST CASH FINANCIAL SERVICES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2014	2013
Net income	$22,682	$20,264
Other comprehensive income (loss):
Currency translation adjustment, gross	(393)	9,411
Tax (expense) benefit	138	(3,180)
Comprehensive income	$22,427	$26,495

The accompanying notes are an integral part of these condensed consolidated financial statements.

FIRST CASH FINANCIAL SERVICES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(unaudited, in thousands)

	Preferred Stock		Common Stock		Additional Paid-In Capital	Retained Earnings	Accum- ulated Other Compre- hensive Income (Loss)	Common Stock Held in Treasury		Total Stock- holders' Equity
	Shares	Amount	Shares	Amount				Shares	Amount
Balance at 12/31/2013	—	$—	39,377	$394	$176,675	$497,728	$(7,751)	10,429	$(252,687)	$414,359
Shares issued under share-based com-pensation plan	—	—	5	—	—	—	—	—	—	—
Share-based compensation expense	—	—	—	—	550	—	—	—	—	550
Net income	—	—	—	—	—	22,682	—	—	—	22,682
Currency translation adjustment, net of tax	—	—	—	—	—	—	(255)	—	—	(255)
Balance at 3/31/2014	—	$—	39,382	$394	$177,225	$520,410	$(8,006)	10,429	$(252,687)	$437,336

The accompanying notes are an integral part of these condensed consolidated financial statements.

EXHIBIT 99.1

FIRST CASH FINANCIAL SERVICES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
CONTINUED
(unaudited, in thousands)

	Preferred Stock		Common Stock		Additional Paid-In Capital	Retained Earnings	Accum- ulated Other Compre- hensive Income (Loss)	Common Stock Held in Treasury		Total Stock- holders' Equity
	Shares	Amount	Shares	Amount				Shares	Amount
Balance at 12/31/2012	—	$—	38,796	$388	$159,081	$413,882	$(6,940)	9,700	$(213,995)	$352,416
Shares issued under share-based com-pensation plan	—	—	4	—	—	—	—	—	—	—
Exercise of stock options	—	—	532	5	8,417	—	—	—	—	8,422
Income tax benefit from exercise of stock options	—	—	—	—	7,218	—	—	—	—	7,218
Share-based compensation expense	—	—	—	—	428	—	—	—	—	428
Net income	—	—	—	—	—	20,264	—	—	—	20,264
Currency translation adjustment, net of tax	—	—	—	—	—	—	6,231	—	—	6,231
Balance at 3/31/2013	—	$—	39,332	$393	$175,144	$434,146	$(709)	9,700	$(213,995)	$394,979

The accompanying notes are an integral part of these condensed consolidated financial statements.

EXHIBIT 99.1

FIRST CASH FINANCIAL SERVICES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)
	Three Months Ended
	March 31,
	2014	2013
Cash flow from operating activities:
Net income	$22,682	$20,264
Adjustments to reconcile net income to net cash flow provided by operating activities:
Non-cash portion of credit loss provision	213	249
Share-based compensation expense	550	428
Depreciation and amortization expense	4,272	3,625
Amortization of debt issuance costs	162	47
Deferred income taxes	451	700
Changes in operating assets and liabilities, net of business combinations:
Pawn fees and service charges receivable	154	62
Merchandise inventories	1,805	975
Prepaid expenses and other assets	(185)	(2,670)
Accounts payable and accrued expenses	(459)	2,110
Income taxes payable, current	(4,051)	(596)
Net cash flow provided by operating activities	25,594	25,194
Cash flow from investing activities:
Loan receivables, net of cash repayments	5,773	3,136
Purchases of property and equipment	(5,674)	(4,704)
Acquisitions of pawn stores, net of cash acquired	(4,889)	(1,468)
Net cash flow used in investing activities	(4,790)	(3,036)
Cash flow from financing activities:
Borrowings from revolving credit facilities	2,500	—
Repayments of revolving credit facilities	(184,500)	(50,500)
Repayments of notes payable	(8,352)	(792)
Issuance of senior notes	200,000	—
Debt issuance costs paid	(5,909)	—
Proceeds from exercise of share-based compensation awards	—	8,422
Income tax benefit from exercise of stock options	—	7,218
Net cash flow provided by (used in) financing activities	3,739	(35,652)
Effect of exchange rates on cash	(257)	1,548
Change in cash and cash equivalents	24,286	(11,946)
Cash and cash equivalents at beginning of the period	70,643	50,285
Cash and cash equivalents at end of the period	$94,929	$38,339

The accompanying notes are an integral part of these condensed consolidated financial statements.

EXHIBIT 99.1

FIRST CASH FINANCIAL SERVICES, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1 - Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements, including the notes thereto, include the accounts of First Cash Financial Services, Inc. and its wholly-owned subsidiaries (together, the “Company”). All significant intercompany accounts and transactions have been eliminated.

These unaudited consolidated financial statements are condensed and do not include all disclosures and footnotes required by generally accepted accounting principles in the United States of America for complete financial statements. These interim period financial statements should be read in conjunction with the Company's consolidated financial statements, which are included in the Company's annual report for the year ended December 31, 2013, on Form 10-K filed with the Securities and Exchange Commission on February 28, 2014. The condensed consolidated financial statements as of March 31, 2014, and for the three month periods ended March 31, 2014, and 2013 are unaudited, but in management's opinion, include all adjustments (consisting of only normal recurring adjustments) considered necessary to present fairly the financial position, results of operations and cash flow for such interim periods. Operating results for the period ended March 31, 2014, are not necessarily indicative of the results that may be expected for the full fiscal year.

The Company manages its pawn and consumer loan operations under three operating segments: U.S. pawn operations, U.S. consumer loan operations and Mexico operations. The three operating segments have been aggregated into one reportable segment because they have similar economic characteristics and similar long-term financial performance metrics. Additionally, all three segments offer similar and overlapping products and services to a similar customer demographic, operate in similar regulatory environments, and are supported by a single, centralized administrative support platform.

The Company has significant operations in Mexico where the functional currency for the Company's Mexican subsidiaries is the Mexican peso. Accordingly, the assets and liabilities of these subsidiaries are translated into U.S. dollars at the exchange rate in effect at each balance sheet date, and the resulting adjustments are accumulated in other comprehensive income (loss) as a separate component of stockholders’ equity. Revenue and expenses are translated at the average exchange rates occurring during the year-to-date periods.

Certain amounts in prior year comparative presentations have been reclassified in order to conform to the 2014 presentation.

Recent Accounting Pronouncements

In April 2014, the Financial Accounting Standards Board issued ASU No. 2014-08, “Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360)” (“ASU 2014-08”). The amendments in ASU 2014-08 require that a disposal representing a strategic shift that has (or will have) a major effect on an entity’s financial results or a business activity classified as held for sale should be reported as discontinued operations. The amendments also expand the disclosure requirements for discontinued operations and add new disclosures for individually significant dispositions that do not qualify as discontinued operations. The amendments are effective prospectively for fiscal years, and interim reporting periods within those years, beginning after December 15, 2014 (early adoption is permitted only for disposals that have not been previously reported). The Company does not expect ASU 2014-08 to have a material effect on the Company’s current financial position, results of operations or financial statement disclosures, however, it may impact the reporting of future discontinued operations if and when they occur.

EXHIBIT 99.1

Note 2 - Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (unaudited, in thousands, except per share data):

	Three Months Ended
	March 31,
	2014	2013
Numerator:
Income from continuing operations for calculating basic and diluted earnings per share	$22,954	$20,180
Income (loss) from discontinued operations	(272)	84
Net income for calculating basic and diluted earnings per share	$22,682	$20,264

Denominator:
Weighted-average common shares for calculating basic earnings per share	28,952	29,313
Effect of dilutive securities:
Stock options and nonvested awards	390	642
Weighted-average common shares for calculating diluted earnings per share	29,342	29,955

Basic earnings per share:
Income from continuing operations	$0.79	$0.69
Income (loss) from discontinued operations	(0.01)	—
Net income per basic share	$0.78	$0.69

Diluted earnings per share:
Income from continuing operations	$0.78	$0.68
Income (loss) from discontinued operations	(0.01)	—
Net income per diluted share	$0.77	$0.68

Note 3 - Long-Term Debt

Senior Unsecured Notes

On March 24, 2014, the Company completed the private offering of $200,000,000 of 6.75% senior notes due on April 1, 2021 (the “Notes”). Interest on the Notes will be payable semi-annually in arrears on April 1 and October 1, commencing on October 1, 2014. The Notes were sold to the placement agents as initial purchasers for resale only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in accordance with Regulation S under the Securities Act. The net proceeds from the sale of the Notes were approximately $195,000,000. The Company used $153,411,000 of the net proceeds from the offering to repay all amounts outstanding under the 2014 Credit Facility (defined below) and to pay off the remaining balances on notes payable related to previous pawn store acquisitions. Approximately $41,589,000 of the net proceeds remain available for general corporate purposes. The Company is capitalizing approximately $5,000,000 in issuance costs, which consisted primarily of placement agent fees and legal and other professional expenses. The issuance costs are being amortized over the life of the Notes as a component of interest expense.

The Notes are fully and unconditionally guaranteed on a senior unsecured basis jointly and severally by all of the Company's existing and future domestic subsidiaries that guarantee its revolving bank credit facility. The Company may redeem the Notes at any time on or after April 1, 2017, at the redemption prices set forth in the indenture governing the Notes (the “Indenture”), plus accrued and unpaid interest, if any. In addition, prior to April 1, 2017, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, plus a “make-whole” premium set forth in the Indenture. The Company may redeem up to 35% of the Notes prior to April 1, 2017, with the proceeds of certain equity

EXHIBIT 99.1

offerings at a redemption price of 106.75% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any. In addition, upon a change of control, noteholders have the right to require the Company to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any.

On March 24, 2014, the Company entered into a registration rights agreement with the initial purchasers of the Notes. Pursuant to the registration rights agreement, the Company agreed to use commercially reasonable efforts to issue in exchange for the Notes, generally no later than approximately 245 days following the closing date of the issuance and sale of the Notes, identical new notes that have been registered under the Securities Act. In certain circumstances, the Company may be required to file a shelf registration statement to cover resales of the Notes. If the Company does not comply with certain covenants set forth in the registration rights agreement, the Company may be required to pay liquidated damages to holders of the Notes.

Revolving Credit Facilities

During the period from January 1, 2014, through February 4, 2014, the Company maintained a revolving line of credit agreement with its lenders (the “2012 Credit Facility”) in the amount of $205,000,000, which was scheduled to mature in February 2015. The 2012 Credit Facility charged interest at the prevailing 30-day London Interbank Offered Rate (“LIBOR”) plus a fixed spread of 2.0%. On February 4, 2014, the Company had $174,000,000 outstanding under the 2012 Credit Facility.

On February 5, 2014, the Company entered into an agreement with a group of commercial lenders to establish a new revolving credit facility (the “2014 Credit Facility”) in the amount of $160,000,000 with an accordion feature whereby the facility may be increased up to an additional $50,000,000 with the consent of any increasing or additional participating lenders. The Company used proceeds from the 2014 Credit Facility and available cash balances to retire and terminate the 2012 Credit Facility. The 2014 Credit Facility matures in February 2019 and bears interest, at the Company's option, at either (i) the prevailing LIBOR rate (with interest periods of 1, 2, 3 or 6 months at the Company's option) plus a fixed spread of 2.5% or (ii) the prevailing prime or base rate plus a fixed spread of 1.5%. The Company is required to maintain certain financial ratios and comply with certain financial covenants, including compliance with a leverage ratio of no greater than 2.5 times Consolidated EBITDA (as defined in the 2014 Credit Facility). The 2014 Credit Facility limits the Company's ability to incur additional indebtedness, subject to customary exceptions, including permitted additional unsecured debt so long as the aggregate principal amount of the loans and commitments under the 2014 Credit Facility plus such additional unsecured debt plus foreign third-party loans does not in the aggregate exceed $500,000,000. The 2014 Credit Facility is unsecured except for the pledge of 65% of the stock of certain of the Company's foreign subsidiaries, and the Company is restricted from pledging any of its other assets as collateral against other indebtedness. The 2014 Credit Facility is guaranteed by the Company's material U.S. operating subsidiaries. The 2014 Credit Facility allows the Company to repurchase shares of its stock and to pay cash dividends within certain parameters. The Company is required to pay an annual commitment fee of 0.50% on the average daily unused portion of the 2014 Credit Facility commitment. During March 2014, the Company used $145,870,000 of the proceeds from the sale of the Notes to repay all amounts outstanding under the 2014 Credit Facility. At March 31, 2014, the Company had no amount outstanding under the 2014 Credit Facility and $160,000,000 was available for borrowings.

Other Notes Payable

In March 2014, the Company used $7,541,000 of the proceeds from the sale of the Notes to repay the entire remaining balances on notes payable of $6,134,000 related to a September 2012 multi-store pawn acquisition and a note payable of $1,407,000 related to a January 2012 multi-store pawn acquisition.

EXHIBIT 99.1

Note 4 - Income Taxes

In July 2013, the Company terminated an election to include foreign subsidiaries in its consolidated U.S. federal income tax return and it is the Company's intent to indefinitely reinvest the earnings of these subsidiaries outside the U.S. Accordingly, under U.S. income tax law, as of December 31, 2013, the undistributed earnings of the foreign subsidiaries should not be subject to U.S. federal income taxes. The Company recognized an estimated non-recurring net income tax benefit of approximately $3,979,000 in 2013 related primarily to changes in deferred tax assets and liabilities, net of certain one-time U.S. tax liabilities associated with the termination of the election. The Company recorded an additional benefit of $3,669,000 in March 2014 as the result of a change in its estimated U.S. federal liability associated with the terminated election. The amount of the benefits could be subject to adjustment pending the preparation and filing of the Company's 2013 tax returns during 2014.

EXHIBIT 99.1

Note 5 - Condensed Consolidating Guarantor Financial Statements

In connection with the issuance of the senior unsecured Notes, certain of the Company's domestic subsidiaries (collectively, "Guarantor Subsidiaries”), fully, unconditionally, jointly, and severally guaranteed the payment obligations under the Notes. Each of the Guarantor Subsidiaries is 100% owned, directly or indirectly, by the Company. The following supplemental financial information sets forth, on a consolidating basis, the balance sheets, statements of comprehensive income and statements of cash flows of First Cash Financial Services, Inc. (the “Parent Company”), the Guarantor Subsidiaries and the Parent Company's other subsidiaries (the “Non-Guarantor Subsidiaries”).

The supplemental condensed consolidating financial information has been prepared pursuant to Securities and Exchange Commission rules and regulations for interim condensed financial information and does not include the more complete disclosures included in annual financial statements. Investments in consolidated subsidiaries have been presented under the equity method of accounting. The principal eliminating entries eliminate investments in subsidiaries, intercompany balances and intercompany revenues and expenses. The condensed financial information may not necessarily be indicative of the results of operations or financial position had the Guarantor Subsidiaries or Non-Guarantor Subsidiaries operated as independent entities.

EXHIBIT 99.1

Condensed Consolidating Balance Sheet
March 31, 2014
(unaudited, in thousands)

	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Eliminations	Consolidated
ASSETS
Cash and cash equivalents	$51,606	$2,812	$40,511	$—	$94,929
Pawn loan fees and service charges receivable	—	6,278	10,261	—	16,539
Pawn loans	—	47,361	66,577	—	113,938
Consumer loans, net	—	518	721	—	1,239
Inventories	—	29,770	42,509	—	72,279
Prepaid expenses and other current assets	1,365	—	1,060	—	2,425
Deferred tax assets	906	—	4,284	—	5,190
Total current assets	53,877	86,739	165,923	—	306,539

Property and equipment, net	4,025	47,687	58,170	—	109,882
Goodwill, net	—	152,981	101,809	—	254,790
Other non-current assets	6,805	4,037	5,136	—	15,978
Deferred tax assets	—	—	7,249	(7,249)	—
Intercompany receivable	—	—	161,272	(161,272)	—
Investments in subsidiaries	748,735	—	—	(748,735)	—
Total assets	$813,442	$291,444	$499,559	$(917,256)	$687,189

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued liabilities	12,064	7,217	17,903	—	37,184
Income taxes payable	1,887	—	1,490	—	3,377
Total current liabilities	13,951	7,217	19,393	—	40,561

Senior unsecured notes	200,000	—	—	—	200,000
Deferred income tax liabilities	883	10,689	4,969	(7,249)	9,292
Intercompany payable	161,272	—	—	(161,272)	—
Total liabilities	376,106	17,906	24,362	(168,521)	249,853

Stockholders' equity:
Preferred stock	—	—	—	—	—
Common stock	394	—	—	—	394
Additional paid-in capital	177,225	—	—	—	177,225
Retained earnings	512,707	273,538	482,900	(748,735)	520,410
Accumulated other comprehensive income (loss) from cumulative foreign currency translation adjustments	(303)	—	(7,703)	—	(8,006)
Common stock held in treasury, at cost	(252,687)	—	—	—	(252,687)
Total stockholders' equity	437,336	273,538	475,197	(748,735)	437,336
Total liabilities and stockholders' equity	$813,442	$291,444	$499,559	$(917,256)	$687,189

EXHIBIT 99.1

Condensed Consolidating Balance Sheet
March 31, 2013
(unaudited, in thousands)

	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Eliminations	Consolidated
ASSETS
Cash and cash equivalents	$19,464	$4,031	$14,844	$—	$38,339
Pawn loan fees and service charges receivable	—	5,736	9,808	—	15,544
Pawn loans	—	41,518	63,118	—	104,636
Consumer loans, net	—	776	842	—	1,618
Inventories	—	24,855	39,916	—	64,771
Prepaid expenses and other current assets	5,271	—	4,487	(2,448)	7,310
Deferred tax assets	1,148	—	—	—	1,148
Total current assets	25,883	76,916	133,015	(2,448)	233,366

Property and equipment, net	4,431	38,565	54,010	—	97,006
Goodwill, net	—	95,755	73,044	—	168,799
Other non-current assets	—	3,244	3,317	—	6,561
Deferred tax assets	—	—	267	(267)	—
Intercompany receivable	—	—	140,562	(140,562)	—
Investments in subsidiaries	582,319	—	—	(582,319)	—
Total assets	$612,633	$214,480	$404,215	$(725,596)	$505,732

LIABILITIES AND STOCKHOLDERS' EQUITY
Current portion of notes payable	$3,240	$—	$—	$—	$3,240
Accounts payable and accrued liabilities	10,092	5,435	15,300	—	30,827
Income taxes payable	2,448	—	—	(2,448)	—
Total current liabilities	15,780	5,435	15,300	(2,448)	34,067

Revolving unsecured credit facility	52,000	—	—	—	52,000
Notes payable, net of current portion	7,531	—	—	—	7,531
Deferred income tax liabilities	1,781	8,457	7,184	(267)	17,155
Intercompany payable	140,562	—	—	(140,562)	—
Total liabilities	217,654	13,892	22,484	(143,277)	110,753

Stockholders' equity:
Preferred stock	—	—	—	—	—
Common stock	393	—	—	—	393
Additional paid-in capital	175,144	—	—	—	175,144
Retained earnings	433,656	200,588	382,221	(582,319)	434,146
Accumulated other comprehensive income (loss) from cumulative foreign currency translation adjustments	(219)	—	(490)	—	(709)
Common stock held in treasury, at cost	(213,995)	—	—	—	(213,995)

EXHIBIT 99.1

Condensed Consolidating Balance Sheet (Continued)
March 31, 2013
(unaudited, in thousands)

	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Eliminations	Consolidated
Total stockholders' equity	394,979	200,588	381,731	(582,319)	394,979
Total liabilities and stockholders' equity	$612,633	$214,480	$404,215	$(725,596)	$505,732

EXHIBIT 99.1

Condensed Consolidating Balance Sheet
December 31, 2013
(unaudited, in thousands)

	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Eliminations	Consolidated
ASSETS
Cash and cash equivalents	$24,674	$4,240	$41,729	$—	$70,643
Pawn loan fees and service charges receivable	—	7,934	8,755	—	16,689
Pawn loans	—	56,566	58,668	—	115,234
Consumer loans, net	—	694	756	—	1,450
Inventories	—	33,817	43,976	—	77,793
Prepaid expenses and other current assets	1,971	—	1,398	—	3,369
Deferred tax assets	907	—	4,137	—	5,044
Total current assets	27,552	103,251	159,419	—	290,222

Property and equipment, net	4,155	47,374	56,608	—	108,137
Goodwill, net	—	149,470	101,771	—	251,241
Other non-current assets	—	6,020	3,353	—	9,373
Deferred tax assets	—	—	6,943	(6,943)	—
Intercompany receivable	—	—	156,794	(156,794)	—
Investments in subsidiaries	751,785	—	—	(751,785)	—
Total assets	$783,492	$306,115	$484,888	$(915,522)	$658,973

LIABILITIES AND STOCKHOLDERS' EQUITY
Current portion of notes payable	$3,326	$—	$—	$—	$3,326
Accounts payable and accrued liabilities	13,804	6,942	17,277	—	38,023
Income taxes payable	7,302	—	110	—	7,412
Total current liabilities	24,432	6,942	17,387	—	48,761

Revolving unsecured credit facility	182,000	—	—	—	182,000
Notes payable, net of current portion	5,026	—	—	—	5,026
Deferred income tax liabilities	881	10,080	4,809	(6,943)	8,827
Intercompany payable	156,794	—	—	(156,794)	—
Total liabilities	369,133	17,022	22,196	(163,737)	244,614

Stockholders' equity:
Preferred stock	—	—	—	—	—
Common stock	394	—	—	—	394
Additional paid-in capital	176,675	—	—	—	176,675
Retained earnings	490,280	289,093	470,140	(751,785)	497,728
Accumulated other comprehensive income (loss) from cumulative foreign currency translation adjustments	(303)	—	(7,448)	—	(7,751)
Common stock held in treasury, at cost	(252,687)	—	—	—	(252,687)

EXHIBIT 99.1

Condensed Consolidating Balance Sheet (Continued)
December 31, 2013
(unaudited, in thousands)

	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Eliminations	Consolidated
Total stockholders' equity	414,359	289,093	462,692	(751,785)	414,359
Total liabilities and stockholders' equity	$783,492	$306,115	$484,888	$(915,522)	$658,973

EXHIBIT 99.1

Condensed Consolidating Statement of Comprehensive Income
Three Months Ended March 31, 2014
(unaudited, in thousands)

	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Eliminations	Consolidated
Revenue:
Retail merchandise sales	$—	$37,358	$61,350	$—	$98,708
Pawn loan fees	—	19,466	28,172	—	47,638
Consumer loan and credit services fees	—	8,963	821	—	9,784
Wholesale scrap jewelry revenue	—	7,507	6,140	—	13,647
Total revenue	—	73,294	96,483	—	169,777

Cost of revenue:
Cost of retail merchandise sold	—	21,136	39,354	—	60,490
Consumer loan and credit services loss provision	—	1,565	178	—	1,743
Cost of wholesale scrap jewelry sold	—	6,119	4,969	—	11,088
Total cost of revenue	—	28,820	44,501	—	73,321

Net revenue	—	44,474	51,982	—	96,456

Expenses and other income:
Store operating expenses	—	21,187	27,305	—	48,492
Administrative expenses	7,051	—	6,278	—	13,329
Depreciation and amortization	290	1,450	2,532	—	4,272
Interest expense	1,436	—	—	—	1,436
Interest income	(29)	25	(77)	—	(81)
Total expenses and other income	8,748	22,662	36,038	—	67,448

Income from continuing operations before income taxes	(8,748)	21,812	15,944	—	29,008

Provision for income taxes	(6,497)	7,634	4,917	—	6,054

Income from continuing operations	(2,251)	14,178	11,027	—	22,954

Income (loss) from discontinued operations, net of tax	—	—	(272)	—	(272)
Net income	$(2,251)	$14,178	$10,755	$—	$22,682
Other comprehensive income (loss):
Currency translation adjustment, net of tax expense or benefit	(255)	—	—	—	(255)
Comprehensive income	$(2,506)	$14,178	$10,755	$—	$22,427

EXHIBIT 99.1

Condensed Consolidating Statement of Comprehensive Income
Three Months Ended March 31, 2013
(unaudited, in thousands)

	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Eliminations	Consolidated
Revenue:
Retail merchandise sales	$—	$28,940	$52,830	$—	$81,770
Pawn loan fees	—	16,814	26,337	—	43,151
Consumer loan and credit services fees	—	10,741	1,026	—	11,767
Wholesale scrap jewelry revenue	—	12,724	10,500	—	23,224
Total revenue	—	69,219	90,693	—	159,912

Cost of revenue:
Cost of retail merchandise sold	—	15,194	32,845	—	48,039
Consumer loan and credit services loss provision	—	1,989	120	—	2,109
Cost of wholesale scrap jewelry sold	—	9,757	8,747	—	18,504
Total cost of revenue	—	26,940	41,712	—	68,652

Net revenue	—	42,279	48,981	—	91,260

Expenses and other income:
Store operating expenses	—	18,074	24,731	—	42,805
Administrative expenses	9,211	—	3,881	—	13,092
Depreciation and amortization	277	1,130	2,218	—	3,625
Interest expense	719	—	—	—	719
Interest income	(3)	—	(144)	—	(147)
Total expenses and other income	10,204	19,204	30,686	—	60,094

Income from continuing operations before income taxes	(10,204)	23,075	18,295	—	31,166

Provision for income taxes	(2,962)	8,307	5,641	—	10,986

Income from continuing operations	(7,242)	14,768	12,654	—	20,180

Income (loss) from discontinued operations, net of tax	—	—	84	—	84
Net income	$(7,242)	$14,768	$12,738	$—	$20,264
Other comprehensive income (loss):
Currency translation adjustment, net of tax expense or benefit	6,231	—	—	—	6,231
Comprehensive income	$(1,011)	$14,768	$12,738	$—	$26,495

EXHIBIT 99.1

Condensed Consolidating Statement of Cash Flows
Three Months Ended March 31, 2014
(unaudited, in thousands)

	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Eliminations	Consolidated
Cash flow from operating activities:
Net cash flow provided by (used in) operating activities	$18,875	$(8,673)	$15,392	$—	$25,594
Cash flow from investing activities:
Loan receivables, net of cash repayments	—	13,611	(7,838)	—	5,773
Purchases of property and equipment	(160)	(1,477)	(4,037)	—	(5,674)
Acquisitions of pawn stores, net of cash acquired	—	(4,889)	—	—	(4,889)
Investing activity with subsidiaries	4,478	—	(4,478)	—	—
Net cash flow provided by (used in) investing activities	4,318	7,245	(16,353)	—	(4,790)
Cash flow from financing activities:
Borrowings from revolving credit facilities	2,500	—	—	—	2,500
Repayments of revolving credit facilities	(184,500)	—	—	—	(184,500)
Repayments of notes payable	(8,352)	—	—	—	(8,352)
Issuance of senior notes	200,000	—	—	—	200,000
Debt issuance costs paid	(5,909)	—	—	—	(5,909)
Net cash flow provided by (used in) financing activities	3,739	—	—	—	3,739
Effect of exchange rates on cash	—	—	(257)	—	(257)
Change in cash and cash equivalents	26,932	(1,428)	(1,218)	—	24,286
Cash and cash equivalents at beginning of the period	24,674	4,240	41,729	—	70,643
Cash and cash equivalents at end of the period	$51,606	$2,812	$40,511	$—	$94,929

EXHIBIT 99.1

Condensed Consolidating Statement of Cash Flows
Three Months Ended March 31, 2013
(unaudited, in thousands)

	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidating Eliminations	Consolidated
Cash flow from operating activities:
Net cash flow provided by (used in) operating activities	$21,880	$(9,440)	$12,754	$—	$25,194
Cash flow from investing activities:
Loan receivables, net of cash repayments	—	10,356	(7,220)	—	3,136
Purchases of property and equipment	(976)	(770)	(2,958)	—	(4,704)
Acquisitions of pawn stores, net of cash acquired	—	—	(1,468)	—	(1,468)
Investing activity with subsidiaries	22,067	—	(22,067)	—	—
Net cash flow provided by (used in) investing activities	21,091	9,586	(33,713)	—	(3,036)
Cash flow from financing activities:
Repayments of revolving credit facilities	(50,500)	—	—	—	(50,500)
Repayments of notes payable	(792)	—	—	—	(792)
Proceeds from exercise of share-based compensation awards	8,422	—	—	—	8,422
Income tax benefit from exercise of stock options	7,218	—	—	—	7,218
Net cash flow provided by (used in) financing activities	(35,652)	—	—	—	(35,652)
Effect of exchange rates on cash	—	—	1,548	—	1,548
Change in cash and cash equivalents	7,319	146	(19,411)	—	(11,946)
Cash and cash equivalents at beginning of the period	12,145	3,885	34,255	—	50,285
Cash and cash equivalents at end of the period	$19,464	$4,031	$14,844	$—	$38,339